EXHIBIT 99.1
                                                                ------------


                          Certification Pursuant To
                           18 U.S.C. Section 1350,
                           As Adopted Pursuant To
                Section 906 of the Sarbanes/Oxley Act of 2002

In connection with the Quarterly Report of Haemonetics Corporation (the "Company") on Form 10-Q for the period ended December 28, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, James L. Peterson, President and Chief Executive Officer of the Company, certify, pursuant to
Section 1350 of Chapter 63 of Title 18, United States Code, that this Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 7, 2003



                                           /s/ James L. Peterson
                                           --------------------------------
                                           James L. Peterson
                                           President and Chief Executive
                                           Officer


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